SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------



         Date of Report (Date of earliest event reported): June 30, 2000


                     TECHNICAL CHEMICALS AND PRODUCTS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


              Florida                   0-25406                          65-0308922
              -------                   -------                          ----------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer Identification No.)
          incorporation)


              3341 S.W. 15th Street
             Pompano Beach, Florida                                       33069
             -----------------------                                      -----
     (Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

Possible Delisting of Common Stock.
-----------------------------------

         The Company has received correspondence from the Nasdaq National Market bringing to the Company's attention a concern regarding the continued listing of the Company's common stock on that market. The Company's stock may be delisted from trading on or about September 28, 2000 if the minimum bid price of the Company's common stock does not equal or exceed $1.00 for a minimum of ten consecutive trading days. As disclosed earlier this year, the Nasdaq National Market previously allowed the Company's common stock to remain listed on that market after the Company required compliance with listing requirements. In light of this, there can be no assurance that, even if the price of the Company's common stock increases above $1.00 for a minimum of ten days, that the Nasdaq National Market will not delist the Company's common stock. If the Company's stock does not satisfy listing requirements before then, the Company may attempt to seek review of the Nasdaq National Market's decision to delist its stock, or may apply for quotation of its common stock on the Nasdaq SmallCap Market or any other organized market on which the shares may be eligible for trading. There can be no assurance that the Company's common stock will satisfy the requirements for listing on either the Nasdaq National Market or SmallCap Market, or that either market will approve listing after reviewing any application submitted by the Company.

         Delisting of the Company's common stock may have an adverse impact on the market price and liquidity of the Company's securities, and may subject the Company's stock to the "penny stock rules" contained in Section 15(g) of the Securities Exchange Act of 1934 and the rules promulgated thereunder. In addition, the Company's amended Articles of Incorporation provide that, in the event of ten days consecutive failure of the Company's common stock to be listed for trading on the Nasdaq National Market or the Nasdaq SmallCap Market, the holders of the Company's Series A Preferred Stock may claim the option to require the Company to repurchase their shares. If such a redemption is validly exercised and the purchase price for the shares is not paid within five business days of notice of nonpayment, the Series A holders at their option may claim the right, in lieu of receiving the mandatory redemption amount, to require the Company to issue a number of shares of common stock equal to the mandatory redemption amount divided by the conversion price then in effect for the Series A shares. If the holders of the Series A shares become entitled to exercise mandatory redemption and ultimately exercise that right, such redemption could have a material and adverse impact on the Company's liquidity and financial position, including its ability to continue research and development and commercialization efforts, or, if the holders claim the right to receive shares in lieu of the mandatory redemption amount, could result in the issuance of a significant number of shares of common stock and dilution of the existing common shareholders. The potential adverse impact of such a redemption can not be quantified at this time as the aggregate mandatory redemption amount (or the number of shares of common stock to be issued in lieu of the mandatory redemption amount) would be based on the number of Series A shares outstanding and the market price of the Company's common stock at the time that the shares are redeemed. See the Company's Form 8-K dated May 21, 1998 for the terms of the Company's Series A shares.

         In addition, the Company's Investment Agreement with Swartz Private Equity LLC ("Swartz") provides that the right of the Company to deliver a put notice and the obligation of Swartz to purchase put shares is conditioned on the Company's common stock being listed for and trading on the Nasdaq National Market, the Nasdaq SmallCap Market, the O.T.C. Bulletin Board, the American Stock Exchange, or the New York Stock Exchange. The Company believes it would be eligible for listing on the O.T.C. Bulletin Board. In the event that the Company's common stock is delisted from the Nasdaq National Market, there can be no assurance that the Company will be able to list its shares for trading on any of the alternative markets provided for in the Swartz Investment Agreement. In that event, the Company may be unable to put shares to Swartz to raise capital (and may be required to make non-usage payments to Swartz), which is likely to have a material adverse impact on the Company's liquidity and financial position, including its ability to continue reserch and development and commercialization efforts. See the exhbits to the Company's Form 10-Q for the quarter ended March 31, 2000.

         See also "Financial Statements" and "Management's Discussion and Analysis" in the Company's most recent Form 10-K and Form 10-Q filed with the U.S. Securities and Exchange Commission.

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

         This Form 8-K contains "forward-looking information" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, and is subject to the safe-harbor created by such sections. The Company's actual results may differ significantly from the results discussed in such forward-looking statements.

         Statements regarding future prospects, business plans and strategies, future revenues and revenue sources, outcome or effects of pending litigation, future liquidity and capital resources, the possibility and effect of any delisting of the Company's common stock, effect on the Company and Company's liquidity should the holders of the Company's Series A Preferred Stock claim the option to require the Company to repurchase their shares in the event of a delsiting of the Company's common stock, the possibility of additional equity investments, mergers, acquisitions or other strategic transactions, as well as other statements contained in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, and similar statements are forward-looking statements. These statements are based upon assumptions and analyses made by the Company in light of current conditions, future developments and other factors the Company believes are appropriate in the circumstances, or information obtained from third parties and are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that forward-looking statements are not guarantees of future performance or the Company's success in litigation and that actual results might differ materially from those suggested or projected in the forward-looking statements. Factors that may cause actual future events to differ from those predicted or assumed include, but are not limited to: risks associated with the Company's ability to successfully develop and market new products on a profitable basis or at all; future advances in technologies and medicine; risks related to the early stage of the Company's existence and its products' development; the Company's ability to execute its business plans; the Company's dependence on outside parties such as its key customers, suppliers, licensing and alliance partners; competition from major pharmaceutical, medical and diagnostic companies; risks and expense of government regulation and effects of changes in regulation (including risks associated with obtaining requisite governmental approvals for the Company's products); the limited experience of the Company in manufacturing and marketing products; uncertainties connected with, product liability exposure and insurance; risks associated with domestic and international growth and expansion; risks associated with international operations (including risk associated with international economies, currencies and business conditions); risks associated with obtaining patents and other protections of intellectual property; risks associated with uncertainty of litigation and appeals; risks associated with the Company's stock price and ability of shareholders to trade their stock readily on an organized market; the Company's limited cash reserves and sources of liquidity; uncertainties in availability of expansion capital in the future and other risks associated with capital markets, as well as those listed in the Company's other press releases and in its other filings with the Securities and Exchange Commission.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 30, 2000             TECHNICAL CHEMICALS & PRODUCTS, INC.



                                 By: /s/ Walter V. Usinowicz, Jr.
                                 ---------------------------------------------
                                 Walter V. Usinowicz, Jr.
                                 Vice President of Finance and Chief Financial Officer (Chief Accounting Officer)








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